Report of Independent Accountants on Applying
Agreed-Upon Procedures

Social Finance, Inc.
One Letterman Drive, Bldg. A, Suite 4700
San Francisco, CA 94129

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Social Finance, Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, and Mizuho Securities USA LLC, who are collectively referred to herein as the “Specified Parties”, solely to assist you in performing certain procedures relating to the accuracy of certain attributes of the private student loans with respect to the SoFi 2019-A securitization transaction (the “Transaction”). Social Finance, Inc. (“SoFi” or “Company”) is responsible for the accuracy of certain attributes of the private student loans with respect to the Transaction (the “Responsible Party”). The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 125 private student loans (the “Sample Loans”), which were selected using a simple random sample from the pool of assets on the Data Tape identified by the Company as being loans that will collateralize the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•
The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

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With respect to any terms or requirements of the Private Placement Memorandums that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Private Placement Memorandums.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;
•	Your compliance with Rule 15Ga-2 of Securities Exchange Act of 1934;
•	The reasonableness of any of the assumptions provided by the Company; and
•	The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire Data Tape based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the transaction.

Data, Information and Documents Provided

The following definitions, unless otherwise indicated, have been adopted in presenting our procedures and findings:

•	The phrase “compared” refers to the comparison of one or more data elements to underlying documentation.

•	The phrase “recalculated” refers to a recalculation of one of more data elements using a prescribed methodology.

The "Data Files" refer to the following files provided by the Company:

•	An electronic data file labeled “SOFI 2019-A Initial Tape 12.10.2018.xlsx” (the “Data Tape”)

•	An electronic data file labeled “Borrower_Name_and_Address_Tape_crosstab (2).csv” (the “Borrower Name File”)

The “Source Files” refer to the following files provided by the Company:

•	An electronic data file labeled “Sofi_Servicer File as of 12.10.2018.xlsx” (the “Servicing Information Support File”)

•	Certain promissory note, loan agreement and truth in lending act disclosure statements (collectively, the “Originating Documents”)

•	For each of the Sample Loans, an export from the underwriting system (collectively, the “Underwriting System Export Files”)

•	For each of the Sample Loans, and for each borrower or co-borrower, as applicable, the following data files (collectively, the “Income Verification Documentation”):

o	W-2s, pay statements, personal tax returns, business tax returns, employer offer letters, and/or other documents relating to income, and

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o	Certain additional supporting documentation from the auto-verification of employment and income through the Equifax product “WorkNumber” and the InVerify Reports.

•	Electronic documents labeled “OP-IncomeGuidelinesandProcedures-180518-2341.pdf” and “OP-StudentLoanReviewingProcedures-180518-2344.pdf” (collectively, the “Gross Income Calculation Methodology File”)

•	Electronic documents labeled “OP-MedicalResidencyRefinance_v55_11082018.pdf” and “OP-DentalResidencyRefinance_v11_11112018.pdf” (collectively, the “Resident Income Projection File”)

Loan File Review

Using the Data Tape, we randomly selected the Sample Loans from the 6,016 loans represented on the Data Tape for review.

We make no representations as to the adequacy of the sample size, nor do we draw any conclusions about the entire Data Tape or Borrower Name File based on the sample size and results of the procedures performed.

We performed certain comparison and recalculation procedures, as applicable, for certain student loan characteristics (the “Sample Characteristics”) set forth on the Data Tape and Borrower Name File and indicated below.

Sample Characteristics
1. Loan type (In-School, REFI, PLUS, PARENT, MEDREFI, DENTREFI)	8. Repayment begin date
2. Borrower first name	9. Repayment end date
3. Borrower last name	10. First disbursement date
4. Borrower state	11. Loan status
5. Original loan balance	12. Borrower credit score
6. Current interest rate	13. Gross income
7. Current loan balance	14. School name

Procedures Performed (the “Procedures”)

For each of the Sample Loans, using the information, instruction, methodology, and assumptions provided by the Company, the field mapping in Exhibit 1, and the additional assumptions in Exhibit 2, we compared and agreed the Sample Characteristics in the Data Files to the relevant Source Files, as noted below:

✓	Sample Characteristics 1, 12, and 14: the Underwriting System Export Files
✓	Sample Characteristics 2-4 and 6-11: the Servicing Information Support File
✓	Sample Characteristic 5: the Originating Documents
✓
Sample Characteristic 13: for Residency Refi Loans a) the Resident Income Projection File, and for all other loans b) a recalculated value derived using the Income Verification Documentation and the Gross Income Calculation Methodology File

With respect to the Procedures performed, we found no differences. For purposes of performing these agreed-upon procedures, no exceptions were reported for differences less than the thresholds outlined in Exhibit 2.

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We make no representations regarding the methodologies or assumptions provided to us by the Company, including those in Exhibits 1 and 2.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion on the accuracy of certain attributes of the private student loans with respect to the SoFi 2019-A securitization transaction.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a "Non-Specified Party"), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

Washington, DC

January 11, 2019

Report of Independent Accountants on Applying Agreed Upon Procedures
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Exhibit 1

The following table lists, for each Sample Characteristic, the relevant field within each Source File used for the purposes of the Procedures.

Sample Characteristics	Data File	Data Field	Source File	Source Field
1. Loan type (In-School, REFI, PLUS, PARENT, MEDREFI, DENTREFI)	Data Tape	app_type	Underwriting System Export Files	N/A
2. Borrower first name	Borrower Name File	first_name	Servicing Information Support File	FNAME
3. Borrower last name	Borrower Name File	last_name	Servicing Information Support File	LNAME
4. Borrower state	Data Tape	state	Servicing Information Support File	State
5. Original loan balance	Data Tape	original_prin	Originating Documents	N/A
6. Current interest rate	Data Tape	cur_int_rate	Servicing Information Support File	IRATE
7. Current loan balance	Data Tape	current_prin	Servicing Information Support File	CURRENTPRINCIPAL
8. Repayment begin date	Data Tape	repay_begin_dt	Servicing Information Support File	LNREPAYSTART
9. Repayment end date	Data Tape	maturity_dt	Servicing Information Support File	LNEXPPAYOFF
10. First disbursement date	Data Tape	first_disb_dt	Servicing Information Support File	FIRSTDSBDATE
11. Loan status	Data Tape	loan_status_detail_desc	Servicing Information Support File	LOANSTATUS
12. Borrower credit score	Data Tape	credit_score	Underwriting System Export Files	N/A
13. Gross income	Data Tape	gross_income	For Residency Refi Loans a) the Resident Income Projection File, and for all other loans b) the Income Verification Documentation and the Gross Income Calculation Methodology File	N/A
14. School name	Data Tape	school_name	Underwriting System Export Files	N/A

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Exhibit 2

At the instruction of the Company, for the purposes of the Procedures, we applied the following rules as a supplement to the table in Exhibit 1:

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With respect to the comparison of Characteristics 2 and 3, in the event that the borrower name, as set forth on the Borrower Name file, did not match the Servicing Information Support File, the Originating Documents were used to perform the Procedures;

•
With respect to the comparison of Characteristic 4, in the event that the borrower state, as set forth on the Data Tape, did not match the Servicing Information Support File, the Originating Documents were used to perform the Procedures;

•	With respect to the comparison of Characteristic 9, differences of 30 days or less are noted to be “in agreement”;

•
With respect to the comparison of Characteristic 11, a loan status of (i) “IN REPAY”, “1-9 DAYS DELNQ”, or “10-29 DAYS DELNQ” as set forth on the Data Tape is noted to be “in agreement” with a loan status of “3” as set forth on the Servicing Information Support File and (ii) “REFI GRACE” as set forth on the Data Tape is noted to be “in agreement” with a loan status of “5” as set forth on the Servicing Information Support File;

•	With respect to the comparison of Characteristic 12, if multiple credit scores are observed in the Underwriting System Export Files, the highest score is used;

•
With respect to the recalculation of Characteristic 13, if a Sample Loan included a co-signer or co-borrower, we were instructed to include the gross income of such co-signer or co-borrower in the calculation of gross income for the purposes of the Procedures;

•
With respect to the comparison of Characteristic 13, if a Sample Loan is a Residency Refi Loan, we were instructed to compare the gross income amount indicated on the Data Tape to the projection listed in the Resident Income Projection File for the corresponding medical/dental resident program listed in the Data Tape for that Sample Loan;

•
With respect to the recalculation of Characteristic 13, differences of 3.5% or less of the gross income amount indicated on the Data Tape are noted to be “in agreement”, however, the Company noted 3 borrowers (Loan IDs 7284653, 7384370 and 7445193) that qualified for their loans with a gross income value that was lower than the PwC recalculated value and the difference between the PwC recalculated value and the Data Tape value is greater than 3.5%. For these loans, “Gross income” is noted to be “in agreement” if the Data Tape value matches the “gross income” value listed in the Underwriting System Export Files;

•
With respect to the comparison of Characteristic 13, for Sample Loans with an income verification bypass, as specified by a value of “f” in the “income_verification” Data Tape field, “Gross income” is noted to be “in agreement” if the Data Tape value matches the “gross income” value listed in the Underwriting System Export Files;

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With respect to the comparison of Characteristic 14, School name is noted to be "in agreement" if a borrower's school name is listed as "Other" on the Data Tape and the Underwriting System Export Files also lists the school name as "Other";

•
With respect to the comparison of Characteristic 14, if a borrower earned multiple degrees (i.e. Bachelor’s and Master’s degrees), School name is noted to be “in agreement” if it corresponds to any of the values in the Underwriting System Export Files; and

•
With respect to the comparison of Characteristic 14, we did not perform the Procedures for the Parent and Plus Loans included in the Sample Loans, since the Company does not verify School name in the underwriting process for these loans.